UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   June 12, 2003
                                                ------------------------



                Mortgage Asset Securitization Transactions, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                              333-101254                    06-1204982
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)        (I.R.S. Employer
of incorporation)                                            Identification No.)


1285 Avenue of the Americas, New York, New York                  10021
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code   (212) 713-2000
                                                    ----------------------------


                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)





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ITEM 5. Other Events

            On December 2, 2002, a registration statement on Form S-3 (the "Registration Statement") for Mortgage Asset Securitization Transactions, Inc. (the "Company") was declared effective. Attached as exhibits are certain Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Securities and Exchange Commission on May 27, 1994, to the Public Securities Association) furnished to the Company by UBS Securities LLC (the "Underwriter") in respect of the Company's proposed offering of the MASTR Asset Securitization Trust 2003-6, Mortgage Pass-Through Certificates, Series 2003-6 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Computational Materials by reference in the Registration Statement.

            Any statement or information contained in the attached Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7. Financial Statements and Exhibits

               (c) Exhibits

               Item 601(a)
               of Regulation S-K
               Exhibit No.                  Description
               -----------                  -----------
               99                           Computational Materials prepared by
                                            UBS Securities LLC in connection
                                            with the MASTR Asset Securitization
                                            Trust 2003-6, Mortgage Pass-Through
                                            Certificates, Series 2003-6.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MORTGAGE ASSET SECURITIZATION
                                          TRANSACTIONS, INC.



        June 30, 2003
                                          By:      /s/ Glenn McIntyre
                                             -----------------------------------
                                             Name:  Glenn McIntyre
                                             Title: Associate Director


                                          By:      /s/ Steve Warjanka
                                             -----------------------------------
                                             Name:  Steve Warjanka
                                             Title: Associate Director

                                INDEX TO EXHIBITS




                                                                  Paper (P) or
Exhibit No.           Description                                 Electronic (E)
-----------           -----------                                 --------------
99                    Computational Materials prepared by UBS            (E)
                      Securities LLC in connection with the MASTR
                      Asset Securitization Trust 2003-6, Mortgage
                      Pass-Through Certificates, Series 2003-6.